UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2023

CAMDEN PROPERTY TRUST

(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Greenway Plaza, Suite 2400, Houston, Texas 77046

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	CPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2023, Camden Property Trust, a Texas real estate investment trust (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC, PNC Capital Markets LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., for themselves and Representatives of the several Underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of its 5.850% Notes due 2026 (the “Notes”), which issuance and sale closed on November 3, 2023. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The offering of the Notes is described in the Company’s Prospectus Supplement dated October 31, 2023 to the Company’s Prospectus dated May 12, 2023. The Notes were issued pursuant to the Company’s existing shelf registration statement.

The Notes bear interest at 5.850% from November 3, 2023, with interest payable each May 3 and November 3 beginning May 3, 2024. The Notes will mature on November 3, 2026. The Notes are redeemable at any time at the option of the Company, in whole or in part, at a redemption price equal to the principal amount and accrued interest of the Notes being redeemed, plus a make-whole premium. If, however, the Company redeems the Notes on or after one month prior to their maturity date, the redemption price will equal 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the amount being redeemed to the redemption date.

The Notes were priced at a discount such that the Notes were offered to the public at 99.997% of their face amount. The Notes were issued under an Indenture between the Company and U.S. Bank National Association, as successor to SunTrust Bank, as trustee (the “Trustee”), as amended by the First Supplemental Indenture dated as of May 4, 2007 between the Company and the Trustee, the Second Supplemental Indenture dated June 3, 2011 between the Company and the Trustee and the Third Supplemental Indenture dated October 4, 2018.

The description in this Current Report of the Notes is not intended to be a complete description, and the description is qualified in its entirety by the full text of the form of note, which is attached as Exhibit 4.5 to this Current Report.

After deducting underwriting discounts and other offering expenses, the net proceeds from the sale of the Notes will be approximately $496.9 million. The Company intends to use the net proceeds to repay a portion of the outstanding balance on its unsecured revolving credit facility and for general corporate purposes, which may include property acquisitions and development in the ordinary course of business, capital expenditures and working capital. In the ordinary course of their respective businesses, the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Company and its affiliates for which they have received, and may in the future receive, customary fees. U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc., one of the Underwriters, is serving as the trustee under the indenture under which the Notes will be issued. Associated Investment Services, Inc. (AIS), a Financial Industry Regulatory Authority member, a subsidiary of Associated Banc-Corp, is being paid a referral fee by Samuel A. Ramirez & Company, Inc., one of the Underwriters. Affiliates of certain of the Underwriters are lenders under the Company’s unsecured line of credit. Such Underwriters or affiliates will, therefore, receive a portion of the net proceeds of the Notes through any repayment of borrowings on the unsecured line of credit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title

1.1*	Underwriting Agreement among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC, PNC Capital Markets LLC, Truist Securities, Inc. and U.S. Bancorp Investments, Inc., for themselves and as Representatives of the several Underwriters named therein, dated October 31, 2023.

4.1	Indenture dated as of February 11, 2003 between the Company and U.S. Bank National Association, as successor to SunTrust Bank, as trustee (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-103119) filed with the Securities and Exchange Commission on February 12, 2003 and incorporated herein by reference).

4.2	First Supplemental Indenture dated as of May 4, 2007 between the Company and U.S. Bank National Association, as successor to SunTrust Bank, as trustee (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 1-12110) filed with the Securities and Exchange Commission on May 7, 2007).

4.3	Second Supplemental Indenture dated as of June 3, 2011 between the Company and U.S. Bank National Association, as successor to SunTrust Bank, as trustee (filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K (File No. 1-12110) filed with the Securities and Exchange Commission on June 3, 2011).

4.4	Third Supplemental Indenture dated as of October 4, 2018 between the Company and U.S. Bank National Association, as successor to SunTrust Bank, as trustee (filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K (File No. 1-12110) filed with the Securities and Exchange Commission on October 4, 2018).

4.5*	Form of Camden Property Trust 5.850% Note due 2026.

5.1*	Opinion of Dentons US LLP as to the legality of the securities being registered.

8.1*	Opinion of Dentons US LLP as to certain tax matters.

23.2	Consent of Dentons US LLP (included in Exhibit 5.1 hereto).

23.3	Consent of Dentons US LLP (included in Exhibit 8.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2023

CAMDEN PROPERTY TRUST

By:	/s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting Officer